UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2026

X4 PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38295	27-3181608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

61 North Beacon Street,	4th Floor	Boston,	Massachusetts	02134
(Address of principal executive offices)				(Zip Code)

(857) 529-8300
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	XFOR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.
On October 29, 2026, X4 Pharmaceuticals, Inc. (the “Company”) will be posting to its website an investor presentation to be used in the Company’s October 29, 2029 Investor Day event. A copy of the presentation is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

To access the presentation, investors should visit the “Investors” section of the Company’s website at www.x4pharma.com.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are being filed herewith:

Exhibit Number	Exhibit Title or Description
99.1	Investor Day Presentation, dated October 29, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

X4 PHARMACEUTICALS, INC.

	By:	/s/ David Kirske
David Kirske
Date: October 29, 2026		Chief Financial Officer and Treasurer